UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 May 15, 2003

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                          BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in the charter)

                Delaware                   001-11549             63-0780521
     (State of other jurisdiction      (Commission File      (I.R.S. Employer
   of incorporation or organization)         Number)        Identification No.)


       4909 SE International Way
           Portland, Oregon                                         97222
(Address of principal executive offices)                         (Zip Code)

                                (503) 653-8881
              Registrant's telephone number, including area code


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Item 5.  Other Events.

The press release issued by Blount International, Inc. on May 19, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The Credit Agreement, dated as of May 15, 2003 among Blount, Inc., the other parties named therein as credit parties, the several banks and financial institutions or entities named therein as lenders, General Electric Capital Canada, Inc., as Canadian agent, and General Electric Capital Corporation, as agent and collateral agent, is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements.

               None.

         (b) Pro Forma Financial Information.

               None.

         (c)   Exhibits.

               99.1 Press release dated as of May 19, 2003 issued by Blount
                    International, Inc.

               99.2 Credit Agreement, dated as of May 15, 2003 among Blount,
                    Inc., the other parties named therein as credit parties, the several banks and financial institutions or entities named therein as lenders, General Electric Capital Canada, Inc., as Canadian agent, and General Electric Capital Corporation, as agent and collateral agent.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Blount International, Inc.,
Dated:  May 19, 2003


                                            By:     /s/ Richard H. Irving, III
                                                    --------------------------
                                            Name:   Richard H. Irving, III
                                            Title:  Senior Vice President,
                                                    General Counsel and
                                                    Secretary


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                               INDEX TO EXHIBITS



Exhibit
Number         Description
-------        -----------


99.1           Press release dated as of May 19, 2003 issued by Blount
               International, Inc.

99.2 Credit Agreement, dated as of May 15, 2003 among Blount, Inc., the other parties named therein as credit parties, the sevaral banks and financial institutions or entities named therein as lenders, General Electric Capital Canada, Inc., as Canadian agent, and General Electric Capital Corporation, as agent and collateral agent.